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                           QUALITY FOOD CENTERS, INC.
                                   EXHIBIT 11
                        COMPUTATION OF EARNINGS PER SHARE

Calculations of earnings per share reported in this report on Form 10-K for the periods presented are based on the following:

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                                          Fiscal Year           Fiscal Year           Fiscal Year
                                             Ended                 Ended                 Ended
                                       December 30, 1995     December 31, 1994     December 25, 1993
                                       -----------------     -----------------     -----------------
PRIMARY
-------
  Weighted average
    shares outstanding                        15,706,279            19,434,211            19,299,718


  Dilutive effect
    of stock options                             123,721               221,789               292,282
                                       -----------------     -----------------     -----------------

  Weighted average
    common and equivalent
    shares outstanding                        15,830,000            19,656,000            19,592,000
                                       -----------------     -----------------     -----------------
                                       -----------------     -----------------     -----------------

FULLY DILUTED
-------------

  Weighted average
    shares outstanding                        15,706,279            19,434,211            19,299,718


  Dilutive effect
    of stock options                             125,721               239,789               292,282
                                       -----------------     -----------------     -----------------

  Weighted average
    common and equivalent
    shares outstanding                        15,832,000            19,674,000            19,592,000
                                       -----------------     -----------------     -----------------
                                       -----------------     -----------------     -----------------

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